UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2016

ENTERCOM COMMUNICATIONS CORP.

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	001-14461	23-1701044
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

401 E. City Avenue, Suite 809
Bala Cynwyd, Pennsylvania	19004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 660-5610

(Former Address of Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) On May 12, 2016, Entercom Communications Corp. (the “Company”) held its annual meeting of shareholders (the “Annual Meeting”) at which the shareholders of the Company approved the Entercom 2016 Employee Stock Purchase Plan (the “Plan”). A description of the terms and conditions of the Plan are set forth in the Company’s definitive proxy statement on Schedule 14A (“Proxy Statement”) filed with the Securities and Exchange Commission on March 18, 2016 and incorporated herein by reference. Such description is qualified entirely by reference to the actual terms of the Plan, a copy of which was filed as Exhibit A to the Proxy Statement.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)	On May 12, 2016, Entercom Communications Corp. (the “Company”) held its annual meeting of shareholders.

(b)	The following matters were voted on at the Company’s annual meeting of shareholders:

(i)	the election of two Class A directors;

(ii)	the election of four directors other than Class A directors;

(iii)	the approval of the Entercom 2016 Employee Stock Purchase Plan

(iv)	the ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2016.

At the annual meeting of shareholders:

(i)	David J. Berkman and Joel Hollander were elected as Class A directors for one-year terms expiring at the Company’s 2017 annual meeting or until their successors are duly elected and qualified;

(ii)	Joseph M. Field, David J. Field, Mark R. LaNeve and David Levy were elected as directors for one-year terms expiring at the Company’s 2017 annual meeting or until their successors are duly elected and qualified;

(iii)	the shareholders approved the Entercom 2016 Employee Stock Purchase Plan; and

(iv)	the shareholders ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2016.

The voting results were as follows:

(I) Election of Class A Directors:

Nominee	For	Withheld	Broker Non- Vote
David J. Berkman	20,347,802	1,344,781	5,319,938
Joel Hollander	20,669,641	1,022,942	5,319,938

(II) Election of Other Directors:

Nominee	For	Withheld	Broker Non- Vote
Joseph M. Field	85,975,497	1,392,406	5,319,938
David J. Field	86,464,595	903,308	5,319,938
Mark LaNeve	86,405,057	962,846	5,319,938
David Levy	86,421,693	946,210	5,319,938

(III) Approval of the Entercom 2016 Employee Stock Purchase Plan.

For	Against	Abstain	Broker Non- Vote
86,816,160	170,661	381,082	5,319,938

(IV) Ratification of The Selection of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for the Year Ending December 31, 2016.

For	Against	Abstain	Broker Non- Vote
92,497,274	185,903	4,664	—

Item 9.01.	Exhibits

(d)	Exhibits

Exhibit No.	Title

10.01	Entercom 2016 Employee Stock Purchase Plan, incorporated by reference to Exhibit A to the Company’s Proxy Statement on Schedule 14A filed on March 18, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entercom Communications Corp.

By:	/s/ Andrew P. Sutor, IV
Andrew P. Sutor, IV Senior Vice President and Secretary

Dated: May 17, 2016

EXHIBIT INDEX

Exhibit No.	Title

10.01	Entercom 2016 Employee Stock Purchase Plan, incorporated by reference to Exhibit A to the Company’s Proxy Statement on Schedule 14A filed on March 18, 2016.